URS CORPOEATIQN
                     NONSTATUTORY STOCK OPTION GRANT NOTICE
                          (1999 Equity Incentive Plan)

URS Corporation (the "Company"), pursuant to its 1999 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder a nonstatutory stock option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein end In the Stock Option Agreement the Plan and the Notice of Exercise, all of which are attached hereto end incorporated herein in their entirety.

Optionholder:                              Joseph Masters
Date of Grant:                             November 5,1999
Number of Shares Subject to Option:        16,000; fifteen thousand
Exercise Price (Per Share);                $21.4375
Total Exercise Price:                      $321,562.50
Expiration Date:                           November 5, 2009

Vesting Schedule: 1/3 of the shares vest on the first anniversary of the Date of
                  Grant.
                  A total of 2/3 of the whores vest on the second anniversary of the Date of Grant.
                  All of the shares vest on the third anniversary of the Date of Grant.

Payment: By one or a combination of the following items (described in the Stock Option Agreement):

                         By cash or check
                         Pursuant to a Regulation T Program (a "same day sale" program)
                         By delivery of already-owned shares

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands end agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Opionholder and the Company regarding the acquisition of stock In the Company and supersede all prior oral and written agreements on that subject with the exception of options previously granted and delivered to Optionbolder under the Plan or the Company's 1991 Stock Incentive Plan, as amended.

URS CORPORATION                              OPTIONHOLDER:

By:        /s/ Kent P. Ainsworth                    /s/ Joseph Masters
    ----------------------------------       ----------------------------------
           Kent P. Ainsworth                             Signature

Title:  Executive Vice President             Date: Nov. 30, 99
      --------------------------------             ----------------------------

Date:   November 1999
     ---------------------------------


ATTACHMENTS: Stock Option Agreement. 1999 Equity Incentive Plan and Notice of Exercise

                                URS CORPORATION
                     NONSTATUTORY STOCK OPTION GRANT NOTICE
                          (1999 Equity Incentive Plan)

URS Corporation (the "Company"), pursuant to it 1999 Equity Incentive Plan (the "Plan"), hereby grants to Optionhold a nonstatutory stock option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to ali of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are axtaehed hereto and Incorporated herein In their entirety.

Optionholder:                              Kent P. Ainsworth
Date of Grant:                             November 5,1999
Number of Shares Subject to Option:        100,000: one hundred thousand
Exercise Price (Per Share):                $21.4375
Total Exercise Price:                      $2,143,750.00
Expiration Date:                           November 5, 2009

Vesting Schedule: 1/3 of the shares vest on the first anniversary of the Date of
                  Grant.
                  A total of 2/3 of the shares vest on the second anniversary of the Date of Grant
                  All of the shares vest on the third anniversary of the Date of Grant

Payment: By one or a combination of the following items (described in the Stock Option Agreement):

                         By cash or check
                         Pursuant to a Regulation T Program (a "same day sale" program)
                         By delivery of already-owned shares

Additional Terms/Acknowledgments: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of options previously granted and delivered to Optionholder under the Plan or the Company's 1991 Stock Incentive Plan, as amended.

URS CORPORATION                            OPTIONHOLDER:

By:     /s/ Joseph Masters                       /s/ Kent P. Ainsworth
   ---------------------------------       ----------------------------------
            Joseph Masters                             Signature

Title:  Vice President                     Date:        12/1/99
      ------------------------------            -----------------------------

Date:   November 19, 1999
     -------------------------------

ATTACHMENTS: Stock Option Agreement. 1999 Equity Incentive Plan and Notice of Exercise